SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2006
Date of reporting period: May 31, 2006

Amana Mutual Funds Trust 2006 Annual Report
(Graphic omitted)
(Graphic omitted)
(Graphic omitted)	1300 North State Street Bellingham, WA 98225 www.amanafunds.com 888/73-AMANA

(Graphic omitted)

Fellow Shareowners:

The Amana Funds again provided exceptional results for the fiscal year ended May 31, 2006. Amana Income Fund’s total return was +21.17%. Amana Growth Fund’s total return was almost identical at +20.95%. In comparison, the S&P 500 Index returned 8.64% and the Dow Jones Islamic Market US Index returned 6.84% [dividends omitted] for the same period.

Helped by thousands of new investors plus market appreciation, total Trust assets grew dramatically: 233% to $289 million at May 31. Please find details of each Fund’s operations and May 31 investment portfolios inside.

_______________________ Trust assets more than tripled _______________________

Higher assets benefit shareowners as fixed expenses are spread over more accounts. The Income Fund’s operating expense ratio declined to 1.49%, and the Growth Fund’s expense ratio dropped to 1.41%. Remember that all mutual fund total returns are after their operating expenses. Payments to third-party intermediaries increased sharply, as investors took advantage of their services. The low portfolio turnover ratios and the waiver of all portfolio brokerage commissions continue.

The higher assets allowed the Funds to increase their investments in many solid companies as well as pursue greater portfolio diversification. Both Funds favor companies with strong financial histories and robust outlooks for the future. This year, companies in the Energy, Mining, Steel, Technology, and Health industries favored by the Funds all did well.

The Funds also diversify globally with approximately 23% of each portfolio invested in non-USA equities. The international exposure benefited both Funds during the year, but does add an element of risk from currency fluctuations.

While consistently outperforming benchmark indices brings with it a sense of pride and accomplishment, Fund management’s primary focus remains long-term, value investing. The Amana Funds benefitted this year by adhering to this approach. However, shareowners are cautioned that these exceptional results may not continue in the future. As of this writing, market volatility has reared its fearsome head after a two-year hiatus and whipsawed the equity markets. The Funds discourage speculation with a 30-day early redemption penalty. It is crucial for investors to understand that long-term growth comes with short-term variations.

Saturna Capital is opening branch offices in the Washington DC area and Chicago IL this year to better serve our investors. Our representatives increasingly appear at Islamic gatherings to educate on investing and Islamic finance. We welcomed two new independent trustees, Mr. Abdul Wahab of Lynwood CA and Mr. M. Abid Malik of Santa Clara CA, to our board. Three respected Sharia scholars have been named to consult with Saturna Capital: Dr. Muzammil Siddiqi, Dr. Salah Soltan, and Sheikh Yusuf Talal DeLorenzo.

We welcome your questions, and invite you to visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(Graphic omitted) Nicholas Kaiser, President & Portfolio Manager	(Graphic omitted) Talat Othman, Independent Board Chairman

Average Annual Returns (before taxes, as of 6/30/2006)
	1 year	3 years	5 years	10 years
Amana Income Fund	19.65%	20.62%	8.77%	9.46%
Amana Growth Fund	19.81%	21.74%	8.39%	11.70%

2	Annual Report	May 31, 2006

Performance Review: (Graphic omitted)

The Amana Funds performed exceptionally well for the fiscal year ended May 31, 2006. While we caution investors that the outstanding performance may not continue, we are pleased to report some of the recognition our performance history has generated.

(Graphic omitted) At a March ceremony in Bahrain, Amana Funds’ investment adviser, Saturna Capital, received the handsome Best Islamic Fund Manager 2005 trophy from Failaka International, Inc., which monitors approximately 100 Islamic equity funds worldwide.*

The U.S. mutual fund rating service, Morningstar, honored Amana by awarding both Funds their highest rating: ***** overall. The strong performance history of both Funds is also illustrated in their high “% Rank in category” standings. Here are the details:**

	Overall	1 year	3 years	5 years	10 years
Amana Income Fund - "Large Value" category
Morningstar Rating™	*****		*****	*****	****
% Rank in category		3	2	8	28
Funds in category	1,070	1,330	1,070	788	369
Amana Growth Fund - "Large Growth" category
Morningstar Rating™	*****		*****	*****	*****
% Rank in category		2	1	1	2
Funds in category	1,379	1,676	1,379	1,086	400

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Mutual Fund performance changes over time and currently may be significantly lower than that stated. Recent performance is published online at each month’s end. Please visit amanafunds.com or call 1-800-73AMANA for current performance figures. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any. Share price, yield and return will vary and you may have a gain or loss when you sell your shares.

* The Failaka criteria for “Best Islamic Fund Manager:”
The fund company must: Have been duly nominated by fully and accurately completing the required nomination form; Have been established for over 5-years as a Sharia compliant fund manager; Have provided a consistent and long-term return relative to prevailing market conditions; Manage more than one Sharia compliant fund; Have surpassed the benchmark for its equity fund(s) in the year for which the award is given.

In the case of a tie, credence is given to: the higher returning fund/family of funds; the better relative performance as compared to the relevant benchmark; asset growth over the past year; any notable achievement or advancement in the field of Islamic compliant asset management.

**Source: Morningstar 5/31/2006. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Morningstar calculates total return by taking the change in a fund’s NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return, Morningstar Risk-Adjusted Ratings, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund’s total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Annual Report	May 31, 2006	3

Discussion of Fund Performance

The general stock market, as measured by the Standard & Poor’s 500 Index, returned +8.64% for the 12 months ended May 31, 2006. Middle and smaller-cap stocks did better, as evidenced by the +18.32% return for the Russell 2000 Index. The NASDAQ Composite Index, heavy in technology issues, appreciated modestly (+6.24%). Perhaps the most relevant benchmark for the Amana Funds, the Dow Jones Islamic Market Index (US Component, dividends excluded), returned +6.84% for the fiscal year.

The performance of each Fund is determined by its investments as well as general market conditions. Islamic restrictions impact the types of investments available to the Funds, as do the objectives of capital preservation and current income (Amana Income) and long-term capital growth (Amana Growth). The Funds do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities.

Income Fund

Top Ten Holdings
Issue	% of Fund Assets
Rio Tinto plc ADS	2.7
FPL Group	2.7
United States Steel	2.7
Duke Energy	2.7
Burlington Northern Santa Fe	2.3
Nucor	2.2
3M	2.2
Manitowoc	2.1
BP plc ADS	2.1
Exxon Mobil	2.1

For the year ended May 31, 2006, Amana Income Fund’s total return was +21.17% (versus +23.76% the year before). Two income dividends totalling 28.7¢ per share were paid during the year (up 21% from 23.64¢ per share the year before). Higher assets reduced the operating expense ratio to 1.49% from 1.60%.

The Fund is concentrated in basic and cyclical industries. Energy and resource issues performed very well, reflecting higher commodity prices. Steel and railroad companies, boosted by continuing world-wide economic expansion, also did well. The largest industry is still utilities, but its percentage of the portfolio (13%) declined as new issues were added. The Fund only buys equity securities paying dividends, primarily of larger and more established companies. The rising interest rates of the last two years have not hurt the Fund as much as other income funds because we avoid financial issues like banks and favor low-debt companies in our selections.

(Graphic omitted: Primary Industries pie chart, see table below)

Primary Industries
Utilities - Gas & Electric	13.0%
Medical	9.4%
Other Assets	12.0%
Energy	8.8%
Transportation	7.1%
Telecommunications	6.8%
Mining	6.7%
Building	5.2%
Steel	4.9%
Diversified Operations	3.9%
Real Estate	3.2%
Publishing	3.0%
Automotive	2.7%
Chemicals	2.4%
Machinery	2.1%
Other Industries (less than 2%)	8.8%

4	Annual Report	May 31, 2006

(Graphic omitted)

Growth Fund

Top Ten Holdings
Issue	% of Fund Assets
Apple Computer	2.6
Qualcomm	2.1
Intuit	2.1
BP plc ADS	2.0
PepsiCo	2.0
Trimble Navigation	1.9
EnCana	1.9
EMCOR Group	1.9
Best Buy	1.9
McGraw-Hill	1.8

The Amana Growth Fund’s total return was +20.95% (vs. + 25.69% the year before). Markedly higher assets reduced the operating expense ratio to 1.41% from 1.66%.

Amana Growth’s portfolio is weighted towards technology, where our securities (such as Apple Computer, Intuit, and Trimble Navigation) performed reasonably well for the year. Medical companies, where R&D is a big part of the business, are our largest industry. We have increased allocation in retailing and food production, consistent with our balanced, value approach. Hansen Naturnal Foods performed so well it can no longer be considered a value stock.

Higher interest rates are cooling sectors of the economy, such as construction, where we remain exposed because of the solid values and expectation that the rate cycle is nearing a peak. Worldwide productivity continues to moderate inflation, which is low despite energy prices. Growing corporate earnings and high market liquidity, the foundations of rising stock prices, both foretell long-term stock appreciation.

(Graphic omitted: Primary Industries pie chart, see table below)

Primary Industries
Medical	17.5%
Electronics	14.1%
Computer Hardware	10.2%
Retail	8.2%
Energy	6.4%
Computer Software	5.2%
Food Production	5.1%
Building	5.1%
Transportation	4.5%
Automotive	3.7%
Mining	3.2%
Machinery	3.1%
Other Assets	2.7%
Tools	2.5%
Telecommunications	2.5%
Paper & Publishing	2.3%
Other Industries (less than 2%)	3.7%

Annual Report	May 31, 2006	5

The following graphs compare the Funds to major indices, and show the total returns for the one, five, and ten years ended May 31, 2006. The first graph shows that $10,000 invested in Amana Income ten years ago (May 1996) would have grown to $25,068 at the end of May 2006. If $10,000 could have been invested in the S&P 500 Index for this period, it would have grown to $20,221. The second graph shows that $10,000 invested in Amana Growth ten years ago would have grown to $29,694, versus $22,816 if invested in the Russell 2000 Index for this period. Note also that these unmanaged, expense-free indices are not directly comparable to actively managed portfolios such as mutual funds, with advisory fees and other operating costs.

Value of 10-year $10,000 investment in Amana Income Fund compared to S&P 500 (Graph omitted)
Fund Average Annual Returns
One Year	21.17%
Five Years	7.93%
Ten Years	9.62%
Value of 10-year $10,000 investment in Amana Growth Fund compared to Russell 2000 (Graph omitted)
Fund Average Annual Returns
One Year	20.95%
Five Years	8.27%
Ten Years	11.50%

The returns shown in these charts do not reflect the deduction of taxes that a shareowner could pay on fund distributions or the redemption of fund shares.

6	Annual Report	May 31, 2006

(Graphic omitted)

Financial Statements

Availability of Amana Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.
  The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds’ make a complete schedule of portfolio holdings after the end of each month available at http://www.amanafunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds’ website at http://www.amanafunds.com; and (c) on the SEC’s website at http://www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds’ website at http://www.amanafunds.com; and (c) on the SEC’s website at http://www.sec.gov.
Annual Report	May 31, 2006	(The accompanying notes are an integral part of these financial statements.)	7

Income Fund

Investments

Common Stocks - 88.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Aerospace
United Technologies	10,000	$626,638	$625,200	0.8

Automotive
Genuine Parts	21,000	803,684	904,260	1.2
Nissan Motor ADR	45,000	1,031,923	1,091,250	1.5
	SUBTOTAL	1,835,607	1,995,510	2.7

Building
Hanson plc ADS	25,000	984,040	1,524,750	2.1
Plum Creek Timber	30,000	908,043	1,072,500	1.4
Weyerhauser	20,000	1,303,161	1,279,200	1.7
	SUBTOTAL	3,195,244	3,876,450	5.2

Chemicals
BASF AG ADS	16,000	1,169,961	1,302,400	1.8
RPM	25,390	182,267	473,016	0.6
	SUBTOTAL	1,352,228	1,775,416	2.4

Computer Software
Microsoft	30,000	827,500	679,500	0.9

Cosmetics & Toiletries
Procter & Gamble	25,000	1,381,503	1,356,250	1.8

Diversified Operations
Honeywell International	31,000	1,228,806	1,276,580	1.7
3M	20,000	1,522,600	1,673,200	2.2
	SUBTOTAL	2,751,406	2,949,780	3.9

Energy
BP plc ADS	22,382	858,774	1,582,407	2.1
ConocoPhillips	16,000	721,915	1,012,640	1.3
EnCana	30,000	562,706	1,516,200	2.0
Exxon Mobil	25,200	469,081	1,534,932	2.1
USEC*	80,000	741,526	964,800	1.3
	SUBTOTAL	3,354,002	6,610,979	8.8

Food
Kellogg	26,000	1,167,411	1,224,600	1.6

Machinery
Manitowoc	34,500	95,638	1,586,655	2.1

Medical
Abbot Laboratories	30,000	1,255,357	1,281,000	1.7
Bristol-Myers Squibb	50,000	967,922	1,227,500	1.6
GlaxoSmithKline plc ADR	22,000	1,143,165	1,216,600	1.6
Lilly (Eli)	20,000	1,201,298	1,032,800	1.4
Pfizer	52,000	1,225,580	1,230,320	1.7
Wyeth	22,000	482,081	1,006,280	1.4
	SUBTOTAL	6,275,403	6,994,500	9.4

Metal Products
Worthington Industries	25,000	439,740	425,750	0.6

8	(The accompanying notes are an integral part of these financial statements.)	Annual Report	May 31, 2006

*non-income producing security
ADS - American Depositary Share
ADR - American Depositary Receipt

Income Fund

Common Stocks - 88.0% (continued)	Number of Shares	Cost	Market Value	Percentage of Assets

Mining
BHP Billiton Ltd ADS	35,000	$913,526	$1,514,800	2.0
Phelps Dodge	17,000	960,006	1,456,730	2.0
Rio Tinto plc ADS	9,000	521,085	1,998,000	2.7
	SUBTOTAL	2,394,617	4,969,530	6.7

Paper & Paper Products
Louisiana-Pacific	45,000	1,259,480	1,091,700	1.5

Publishing
Dow Jones & Co	20,000	740,290	691,600	0.9
McGraw-Hill	24,000	842,016	1,238,400	1.7
Pearson plc ADS	21,600	297,786	293,760	0.4
	SUBTOTAL	1,880,092	2,223,760	3.0

Real Estate
Duke Realty	36,000	960,648	1,221,840	1.6
Shurgard Storage Centers	20,000	512,707	1,161,000	1.6
	SUBTOTAL	1,473,355	2,382,840	3.2

Steel
Nucor	16,000	1,030,747	1,684,320	2.2
United States Steel	30,000	791,343	1,991,400	2.7
	SUBTOTAL	1,822,090	3,675,720	4.9

Telecommunications
AT&T	40,000	1,040,400	1,042,400	1.4
BCE	30,000	541,105	727,200	1.0
Telecom Corp ADS	15,000	520,190	343,650	0.5
Telefonica SA ADS	30,000	382,538	1,474,200	2.0
Telus	36,000	1,059,929	1,456,200	1.9
	SUBTOTAL	3,544,162	5,043,650	6.8

Tools
Regal-Beloit	25,000	631,199	1,198,250	1.6

Transportation
Burlington Northern Santa Fe	22,000	736,222	1,703,020	2.3
Canadian Pacific Railway Ltd	28,000	609,276	1,464,400	2.0
Hunt Transport Services (JB)	25,000	615,475	611,750	0.8
United Parcel Service Cl B	19,000	1,380,098	1,530,450	2.0
	SUBTOTAL	3,341,071	5,309,620	7.1

Utilities-Gas & Electric
Avista	46,000	886,351	1,023,500	1.4
Duke Energy	70,000	1,981,490	1,975,400	2.7
FPL Group	50,000	1,550,356	1,991,500	2.7
IDACORP	25,000	691,806	835,250	1.1
National Fuel Gas	32,000	886,138	1,145,600	1.5
NiSource	34,000	697,862	740,180	1.0
Piedmont Natural Gas	40,000	608,156	972,400	1.3
Sempra Energy	22,300	501,563	1,002,831	1.3
	SUBTOTAL	7,803,722	9,686,661	13.0

Total Investments		$47,452,108	$65,682,321	88.0
Other Assets			8,923,949	12.0
Total Net Assets			$74,606,270	100.0

Annual Report	May 31, 2006	(The accompanying notes are an integral part of these financial statements.)	9

Income Fund

Financial Highlights

Selected data per share of capital stock outstanding throughout the year	For Year Ended May 31, 2006
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$21.42	$17.50	$15.07	$16.63	$18.62
Income from investment opertations
Net investment income
	0.32*	0.23*	0.28	0.19	0.15
Net gains or losses on securities (both realized and unrealized)
	4.18	3.93	2.43	(1.55)	(1.99)
Total from investment operations	4.50	4.16	2.71	(1.36)	(1.84)
Less distributions
Dividends (from net investment income)
	(0.29)	(0.24)	(0.28)	(0.20)	(0.15)
Dividends (from capital gains)
	(0.17)	-	-	-	-
Total distributions	(0.46)	(0.24)	(0.28)	(0.20)	(0.15)
Paid-in capital from early redemption penalties
	0.00**	0.00**	-	-	-
Net asset value at end of year	$25.46	$21.42	$17.50	$15.07	$16.63

Total Return	21.17%	23.76%	17.99%	(8.15)%	(9.88)%

Ratios/Supplemental Data
Net assets ($000), end of year	$74,606	$40,842	$24,791	$19,410	$20,878
Ratio of expenses to average net assets
Before custodian fee waiver
	1.50%	1.61%	1.72%	1.89%	1.71%
After custodian fee waiver
	1.49%	1.60%	1.71%	1.87%	1.70%
Ratio of net investment income to average net assets	1.34%	1.26%	1.71%	1.36%	0.89%
Portfolio turnover rate	10%	9%	3%	5%	8%

* Calculated using average shares outstanding
**Amount in less than $0.01

Statement of Assets and Liabilities		Years Ended May 31, 2006
Assets
Common stocks (cost $47,452,108)
	$65,682,321
Cash
	10,984,453
Dividends receivable
	198,631
Receivable for Fund shares sold
	97,713
Insurance reserve premium
	2,529
Total Assets		$76,965,647

Liabilities
Payable for securities purchased
	2,209,980
Payable to affiliates
	68,341
Payable for Fund shares redeemed
	43,309
Accrued expenses
	32,491
Distribution payable
	5,256
Total Liabilities		2,359,377

Net Assets		$74,606,270

Fund shares outstanding		2,930,286

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	54,543,283
Accumulated net realized gain	1,832,774
Unrealized net appreciation on investments	18,230,213
Net Assets applicable to Fund shares outstanding		$74,606,270

Net Asset Value, Offering and Redemption price per share		$25.46

10	(The accompanying notes are an integral part of these financial statements.)	Annual Report	May 31, 2006

Income Fund

Statement of Operations		Year Ended May 31, 2006
Investment income
Dividends (net of foreign taxes of $51,331)	$1,524,380
Miscellaneous income	618
Gross investment income
		$1,524,998

Expenses
Investment adviser and administration fees
	514,028
Distribution fees
	127,660
Shareowner servicing
	73,001
Filing and registration fees
	27,379
Professional fees
	24,873
Other expenses
	17,214
Chief Compliance Officer expenses
	11,700
Printing and postage
	10,450
Custodian fees
	4,232
Total gross expenses
	810,540
Less custodian fees waived
	(5,524)
Net expenses
		805,016
Net investment income
		719,982

Net realized gain on investments
Proceeds from sales
	4,986,924
Less cost of securities sold (based on identified cost)
	2,511,255
Realized net gain on securities sold
	2,475,669
Long term gain distribution on Real Estate Investment Trusts
	50,963
Net realized gain on investments
		2,526,632

Unrealized gain on investments
End of year
	18,215,050
Beginning of year
	11,778,286
Increase in unrealized gain for the year
		6,436,764
Net realized and unrealized gain on investments
		8,963,396
Net increase in net assets resulting from operations		$9,683,378

Statement of Change In Net Assets	Year ended May 31,2006	Year ended May 31,2005
Increase In Net Assets
From Operations
Net investment income
	$719,982	$409,725
Net realized gain on investments
	2,526,632	794,515
Net increase in unrealized appreciation
	6,436,764	4,950,349
Net increase in net assets
	9,683,378	6,154,589

Dividends to Shareowners From
Net investment income
	(722,661)	(417,482)
Capital gains distribution
	(391,176)	-
	(1,113,837)	(417,482)

From Fund Share Transactions
Proceeds from sales of shares
	36,625,192	18,805,680
Value of shares issued in reinvestment of dividends
	1,094,917	408,201
Subtotal
	37,720,109	19,213,881
Early redemption penalties retained
	2,958	1,066
Cost of shared redeemed
	(12,528,535)	(8,870,807)
Net increase in net assets from share transactions
	25,194,532	10,344,140
Total increase in net assets
	33,764,073	16,081,247

Net Assets
Beginning of year
	40,842,197	24,760,950
End of year
	$74,606,270	$40,842,197

Shares of the Fund Sold and Redeemed
Number of shares sold
	1,501,489	907,878
Number of shares issued in reinvestment of dividends
	45,697	19,130
	1,547,186	927,008
Number of shares redeemed
	(524,008)	(435,112)
Net increase in number of shares outstanding	1,023,178	491,896

Annual Report	May 31, 2006	(The accompanying notes are an integral part of these financial statements.)	11

Growth Fund

Investments

Common Stocks - 97.3% (continued)	Number of Shares	Cost	Market Value	Percentage of Assets

Automotive
Genuine Parts	30,000	$1,248,236	$1,291,800	0.6
Nissan Motor ADR	140,000	2,295,469	3,395,000	1.6
Toyota Motor ADS	30,000	2,608,537	3,221,400	1.5
	SUBTOTAL	6,782,242	7,908,200	3.7

Building
Building Materials Holding	80,000	1,864,457	2,281,600	1.1
Fastenal	65,000	2,451,668	2,795,000	1.3
Lowe's Companies	60,000	3,537,405	3,736,800	1.7
Washington Group Intl.	40,000	2,271,125	2,155,600	1.0
	SUBTOTAL	10,124,655	10,969,000	5.1

Business Services
Gartner Group*	30,000	472,512	469,500	0.2

Computer Hardware
Advanced Digital Information*	65,000	378,689	771,550	0.4
Advanced Micro Devices*	100,000	2,013,973	3,089,000	1.4
Apple Computer*	94,000	2,531,532	5,618,380	2.6
Cree Research*	20,000	514,709	513,000	0.2
Freescale Semiconductor*	100,000	2,662,686	3,121,000	1.5
Hewlett-Packard	92,000	2,559,466	2,978,960	1.4
International Business Machines	40,000	3,214,770	3,196,000	1.5
Symbol Technologies	41,000	444,970	486,670	0.2
Taiwan Semiconductor ADS	225,000	1,962,359	2,130,750	1.0
	SUBTOTAL	16,283,154	21,905,310	10.2

Computer Networking
Cisco Systems*	150,000	3,189,980	2,952,000	1.4

Computer Software
Adobe Systems*	130,000	3,106,719	3,721,900	1.7
Business Objects SA ADS*	100,000	3,046,426	2,949,000	1.4
Intuit*	80,000	3,559,948	4,423,200	2.1
	SUBTOTAL	9,713,093	11,094,100	5.2

Electronics
Agilent Technologies*	80,000	2,794,030	2,791,200	1.3
Canon ADS	50,000	2,558,018	3,510,000	1.6
EMCOR Group*	84,000	2,358,283	4,039,560	1.9
Harman International Industries	30,000	2,760,875	2,541,900	1.2
Harris	80,000	3,200,052	3,257,600	1.5
Motorola	130,000	2,864,850	2,741,700	1.3
Qualcomm	100,000	2,101,368	4,521,000	2.1
Sony ADS	60,000	2,615,855	2,710,200	1.3
Trimble Navigation*	90,000	2,467,243	4,134,600	1.9
	SUBTOTAL	23,720,574	30,247,760	14.1

Energy
BP plc ADS	60,000	3,818,341	4,242,000	2.0
EnCana	80,000	2,579,974	4,043,200	1.9
Noble*	45,000	2,738,921	3,128,850	1.4
Patterson-UTI Energy	80,000	2,190,986	2,392,000	1.1
	SUBTOTAL	11,328,222	13,806,050	6.4

Food Production
Caribou Coffee*	50,000	493,752	418,500	0.2
Hansen Natural*	20,000	1,343,378	3,697,400	1.7
PepsiCo	70,000	3,937,777	4,232,200	2.0
Potash Corp of Saskatchewan	29,000	2,095,846	2,647,700	1.2
	SUBTOTAL	7,870,753	10,995,800	5.1

Machinery
Crane	85,000	2,718,607	3,415,300	1.6
Manitowoc	70,000	1,357,490	3,219,300	1.5
	SUBTOTAL	4,076,097	6,634,600	3.1

12	(The accompanying notes are an integral part of these financial statements.)	Annual Report	May 31, 2006

*non-income producing security
ADS - American Depositary Share
ADR - American Depositary Receipt

Growth Fund

Common Stocks - 97.3% (continued)	Number of Shares	Cost	Market Value	Percentage of Assets

Medical
Affymetrix*	37,000	$1,493,766	$1,017,870	0.5
Amgen*	55,000	3,381,403	3,717,450	1.7
Barr Labratories*	45,000	2,211,203	2,371,500	1.1
Caremark Rx*	50,000	2,595,651	2,398,500	1.1
DENTSPLY International	50,000	2,652,175	2,990,000	1.4
Genentech*	35,000	1,979,546	2,903,600	1.4
Humana*	50,000	1,903,835	2,531,500	1.2
IMS Health	90,000	2,272,311	2,428,200	1.1
Johnson & Johnson	56,000	3,175,764	3,372,320	1.6
Lilly (Eli)	19,000	1,158,181	981,160	0.5
Novartis AG ADR	55,000	2,841,073	3,051,400	1.4
Novo-Nordisk A/S ADR	35,000	1,673,150	2,175,250	1.0
Oakley	80,000	1,258,157	1,320,000	0.6
Pharmaceutical Product Development	76,000	1,952,092	2,761,080	1.3
Thoratech*	15,000	363,270	212,550	0.1
Wyeth	30,000	1,383,755	1,372,200	0.6
Zimmer Holdings*	32,000	2,382,493	1,937,600	0.9
	SUBTOTAL	34,677,825	37,542,180	17.5

Mining
Anglo-American plc ADR	180,000	2,687,275	3,625,182	1.7
Rio Tinto plc ADS	15,000	1,821,203	3,330,000	1.5
	SUBTOTAL	4,508,478	6,955,182	3.2

Paper & Publishing
McGraw-Hill	75,000	3,353,149	3,870,000	1.8
Wiley (John) & Sons, Cl A	33,000	942,604	1,149,390	0.5
	SUBTOTAL	4,295,753	5,019,390	2.3

Retail
American Eagle Outfitters	90,000	2,301,450	2,938,500	1.4
Bed Bath & Beyond*	70,000	2,656,254	2,461,900	1.1
Best Buy	75,000	3,827,175	3,975,000	1.9
Build-A-Bear Workshop*	65,000	1,745,972	1,930,500	0.9
Coach Inc.*	45,000	1,469,700	1,308,600	0.6
PETsMART	80,000	2,211,057	2,134,400	1.0
Restoration Hardware*	70,000	456,913	453,600	0.2
Staples	100,000	2,347,325	2,347,000	1.1
	SUBTOTAL	17,015,846	17,549,500	8.2

Soap & Cleaning Preparants
Clorox	43,000	2,470,373	2,717,170	1.3

Tools
Lincoln Electric Holdings	60,000	2,662,164	3,297,600	1.5
Regal-Beloit	45,000	1,593,952	2,156,850	1.0
	SUBTOTAL	4,256,116	5,454,450	2.5

Telecommunications
America Movil ADR	95,000	1,362,980	3,102,700	1.5
China Mobil Ltd.	85,000	2,003,157	2,197,250	1.0
	SUBTOTAL	3,366,137	5,299,950	2.5

Transportation
Canadian Pacific Railway Ltd.	40,000	2,133,758	2,092,000	1.0
LAN Airlines SA	40,000	668,523	1,362,000	0.6
Norfolk Southern	50,000	1,967,620	2,638,000	1.2
Supreme Industries	24,000	163,226	170,400	0.1
United Parcel Service Cl B	44,000	3,231,448	3,544,200	1.6
	SUBTOTAL	8,164,575	9,806,600	4.5

Utilities-Electric
Avista	80,000	1,409,675	1,780,000	0.8

Total Investments		$173,726,060	$209,106,742	97.3
Other Assets (net of liabilities)			5,701,988	2.7
Total Assets			$214,808,730	100.0

Annual Report	May 31, 2006	(The accompanying notes are an integral part of these financial statements.)	13

Growth Fund

Financial Highlights

Selected data per share of capital stock outstanding throughout the year	For Year Ended May 31, 2006
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$15.51	$12.34	$10.01	$11.10	$12.61
Income from investment opertations
Net investment income
	(0.09)*	(0.13)*	(0.11)	(0.11)	(0.12)
Net gains or losses on securities (both realized and unrealized)
	3.34	3.30	2.44	(0.98)	(1.39)
Total from investment operations	3.25	3.17	2.33	(1.09)	(1.51)
Paid-in capital from early redemption penalties	0.00**	0.00**	-	-	-

Net asset value at end of year	$18.76	$15.51	$12.34	$10.01	$11.10

Total Return	20.95%	25.69%	23.28%	(9.82)%	(11.97)%

Ratios/Supplemental Data
Net assets ($000), end of year	$214,809	$53,874	$32,778	$22,143	$23,965
Ratio of expenses to average net assets
Before custodian fee waiver
	1.42%	1.66%	1.75%	1.96%	1.74%
After custodian fee waiver
	1.41%	1.65%	1.73%	1.93%	1.73%
Ratio of net investment income to average net assets	(0.51%)	(0.87)	(1.00)%	(1.20)%	(1.09)%
Portfolio turnover rate	5%	2%	13%	16%	8%

* Calculated using average shares outstanding
**Amount in less than $0.01

Statement of Assets and Liabilities		Years Ended May 31, 2006
Assets
Common stocks (cost $173,726,060)
	$209,106,742
Cash
	6,771,417
Receivable for Fund shares sold
	509,313
Dividends receivable
	224,687
Total Assets		$216,612,159

Liabilities
Payable for securities purchased
	1,304,954
Payable for Fund shares redeemed
	263,373
Payable to affiliates
	179,860
Accrued expenses
	55,242
Total Liabilities		1,803,429

Net Assets		$214,808,730

Fund shares outstanding		11,448,066

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	180,776,378
Accumulated net realized loss	(1,348,330)
Unrealized net appreciation on investments	35,380,682
Net Assets applicable to Fund shares outstanding		$214,808,730

Net Asset Value, Offering and Redemption price per share		$18.76

14	(The accompanying notes are an integral part of these financial statements.)	Annual Report	May 31, 2006

Growth Fund

Statement of Operations		Year Ended May 31, 2006
Investment income
Dividends (net of foreign taxes of $52,545)	$1,157,743
Miscellaneous income	504
Gross investment income		$1,158,247

Expenses
Investment adviser and administration fees
	1,223,610
Distribution fees
	306,419
Shareowner servicing
	128,000
Professional fees
	50,128
Other expenses
	36,908
Filing and registration fees
	26,329
Chief Compliance Officer expenses
	25,000
Printing and postage
	20,000
Custodian fees
	7,513
Total gross expenses
	1,823,907
Less custodian fees waived
	(8,563)
Net expenses
		1,815,344
Net investment loss
		(657,097)

Net realized gain on investments
Proceeds from sales
	6,174,878
Less cost of securities sold (based on identified cost)
	5,797,654
Realized net gain on securities sold
		377,224

Unrealized gain on investments
End of year
	35,380,682
Beginning of year
	17,517,551
Increase in unrealized gain for the year
		17,863,131
Net realized and unrealized gain on investments
		18,240,355
Net increase in net assets resulting from operations		$17,583,258

Statement of Change In Net Assets	Year ended May 31,2006	Year ended May 31,2005
Increase In Net Assets
From Operations
Net investment loss
	$(657,097)	$(344,026)
Net realized gain (loss)on investments
	377,224	(209,924)
Net increase in unrealized appreciation
	17,863,131	9,692,759
Net increase in net assets
	17,583,258	9,138,809

From Fund Share Transactions
Proceeds from sales of shares
	178,028,911	17,441,824
Early redemption penalties retained
	27,848	662
Cost of shared redeemed
	(34,705,104)	(5,485,953)
Net increase in net assets from share transactions
	143,351,655	11,956,533
Total increase in net assets
	160,934,913	21,095,342

Net Assets
Beginning of year
	53,873,817	32,778,475
End of year
	$214,808,730	$53,873,817

Shares of the Fund Sold and Redeemed
Number of shares sold
	9,839,484	1,211,940
Number of shares redeemed
	(1,865,262)	(393,911)
Net increase in number of shares outstanding	7,974,222	818,029

Annual Report	May 31, 2006	(The accompanying notes are an integral part of these financial statements.)	15

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana mutual fund shareowner, you incur ongoing costs, including management fees; distribution (or service) 12b-1 fees; and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana funds, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. However, to discourage speculation, you may incur a penalty for redemption of shares held less than 30 days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

Examples
The examples, one for each Fund, are based on an investment of $1,000 invested for the semi-annual period ended May 31, 2006 [Thursday, December 1, 2005 to Wednesday, May 31, 2006].

Actual Expenses
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

Hypothetical Example For Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the second line of each table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Income Fund	Beginning Account Value [Thursday, Dec. 1, 2005]	Ending Account Value [Wednesday, May 31, 2006]	Expenses Paid During the Period*
Actual (10.54% return after expenses)	$1,000.00	$1,105.40	$7.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.55	$7.44

* Expenses are equal to Amana Income Fund’s annualized expense ratio of 1.48% (based on the most recent semi-annual period of December 1, 2005 through May 31, 2006), multiplied by the average account value of $1,052.70 over the period, multiplied by 182/365 to reflect the semi-annual period.

Growth Fund	Beginning Account Value [Thursday, Dec. 1, 2005]	Ending Account Value [Wednesday, May 31, 2006]	Expenses Paid During the Period*
Actual (5.99% return after expenses)	$1,000.00	$1,059.90	$7.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

* Expenses are equal to Amana Growth Fund’s annualized expense ratio of 1.40% (based on the most recent semi-annual period of December 1, 2005 through May 31, 2006), multiplied by the average account value of $1,029.95 over the period, multiplied by 182/365 to reflect the semi-annual period.

16	Annual Report	May 31, 2006

Trustees and Officers (unaudited)

Name, Address, and Age	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Talat M. Othman 3432 Monitor Lane Long Grove IL 60047 Age: 70	Chairman, Trustee (since 2001)	Chairman, Grove Financial, Inc.	Two	None
Samir I. Salah 501 Merlin Lane Herndon VA 20170 Age: 68	Trustee (since 2001)	President, Excel Management, Inc.	Two	None
Iqbal Unus, PhD 500 Grove Street Herndon VA 20170 Age: 62	Trustee (since 1986)	Director, The Fairfield Institute / International Institute of Islamic Thought	Two	None
Abdul Wahab 1100 Wright Road Lynwood CA 90262 Age: 58	Trustee (since 2005)	President, Wasatch Company (apparel manufacturing)	Two	None
Abid Malik 3480 Notre Dame Dr. Santa Clara, CA 95051 Age: 48	Trustee (since 2006)	CEO, eBanyan, Inc. (eCommerce software development)	Two	None
INTERESTED TRUSTEE
Nicholas Kaiser, MBA, CFA 1300 N. State St. Bellingham WA 98225 Age: 60	President and Trustee* (since 1989)	President, Saturna Capital President, Saturna Brokerage Services, Inc.	Seven	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam, MBA 1300 N. State St. Bellingham WA 98225 Age: 34	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital (since 2003) Registered Representative, Morgan Stanley (1999-2003)	N/A	N/A
Christopher Fankhauser 1300 N. State St. Bellingham WA 98225 Age: 34	Treasurer* (since 2002)	Chief Operations Officer, Saturna Capital	N/A	N/A
Ethel B. Bartolome 1300 N. State St. Bellingham WA 98225 Age: 33	Secretary* (since 2003)	Corporate Administrator, Saturna Capital	N/A	N/A
James D. Winship, JD, MBA 1300 N. State St. Bellingham WA 98225 Age: 58	Chief Compliance Officer* (since 2004)	Private Practice & Adjunct Professor, Univ. of Washington School of Business and Seattle Pacific University (2000-2003)	N/A	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana’s Statement of Additional Information, available without charge by calling Saturna Capital at 800/SATURNA, includes additional information about Trustees. As of May 31, 2006, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 2.90% and 1.26% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust’s portfolios. As portfolio manager, he is paid a bonus by Saturna Capital for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see page 3). The Independent Trustees elect to serve without compensation. Officers other than the Chief Compliance Officer are paid by Saturna Capital Corporation (the adviser) and not the Trust.

* Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2006	17

Notes To Financial Statements

Note 1 - Organization
Amana Mutual Funds Trust (the “Trust”) was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered under the Investment Company Act of 1940 as a no-load, open-end, diversified series management investment company. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Cash dividends from equity securities are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Share valuation:
The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the NYSE is closed. The offering and redemption price per share for each Fund is equal to each Fund’s NAV.

To discourage speculation, a 2% early redemption penalty on Fund shares held less than thirty calendar days was initiated effective August 18, 2004. These penalties are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation.

Federal income taxes:
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that they distribute all of taxable income. It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareowners.

At May 31, 2006 the Growth Fund had capital loss carryforwards of $933,799 of which $877,182 expire in 2011 and $56,617 expire in 2012.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the next taxable year. As of May 31, 2006, the Growth Fund had deferred $414,531 in post-October losses.

Capital Accounts:
The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

Reclassification of Capital Accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the year ended May 31, 2006, Income Fund decreased undistributed net investment loss by $2,679, increased accumulated net realized gain by $42,713, increased unrealized appreciation on investments by $15,163 and decreased paid-in capital by $60,555. For the year ended May 31, 2006, the Growth Fund decreased undistributed net investment loss by $657,097 and decreased paid-in capital by $657,097.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividend payable dates are the end of May and December. Shareowners electing to reinvest dividends and distributions purchase additional shares at net asset value on the payable date.

Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Note 3 - Transactions with Affiliated Persons
Under a contract approved annually by independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required by each Fund to conduct its business. For such services, each Fund pays an annual fee equal to 0.95% of its average daily net assets. For the year ended May 31, 2006, Income Fund and Growth Fund paid advisory fee expenses of $514,028 and $1,223,610, respectively. Certain officers and trustees of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $73,001 and $128,000 for the Income and Growth Fund, respectively, for the year ended May 31, 2006.

Saturna Brokerage Services, Inc. (“SBS”, a subsidiary of Saturna Capital) is registered as a broker-dealer and distributes Fund shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to .25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2006 Income Fund and Growth Fund paid $127,660 and $306,419, respectively, to the Distributor. SBS is the primary stockbrokerage used to effect portfolio transactions for the Trust. Since the beginning of calendar 2005, SBS is executing portfolio transactions for the Trust for free (no commissions).

For the year ended May 31, 2006, the Income Fund and the Growth Fund incurred $11,700 and $25,000, respectively, of expense for the Chief Compliance Officer.

18	Annual Report	May 31, 2006

Note 4 - Dividends
Income Fund dividends from net investment income were $.171 per share paid December 31, 2005 and $.116 per share paid May 31, 2006. Income Fund paid a capital gains distribution of $0.174 on December 31, 2005. Income Fund ordinary income dividends were $722,661 in fiscal 2006 (fully qualified for the reduced dividend tax rates) and $417,482 in fiscal 2005.

Growth Fund paid no dividends in fiscal 2006 or 2005.

As of May 31, 2006, the components of distributable earnings on a tax basis were as follows:

Note 6 - Custody Credits
Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reduction amounted to $5,524 and $8,563 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2006.

Privacy Statement (unaudited)
At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/73-AMANA.

Income Fund
Accumulated net realized gain on investments	$1,832,774
Unrealized appreciation	18,230,213
$20,062,987

Growth Fund
Capital loss carryforward	$(933,799)
Post-October losses	(414,531)
Unrealized appreciation	35,380,682
$34,032,352

Note 5 - Investments
At May 31, 2006, for Income Fund the net unrealized appreciation of investments of $18,230,213 comprised gross unrealized gains of $19,388,699 and gross unrealized losses of $1,158,486. During the year ended May 31, 2006, the Income Fund purchased $23,396,422 of securities and sold $4,986,924 of securities.

At May 31, 2006, for Growth Fund the net unrealized appreciation of investments of $35,380,682 comprised gross unrealized gains of $42,196,963 and gross unrealized losses of $6,816,281. During the year ended May 31, 2006, the Fund purchased $148,317,784 of securities and sold $6,174,878 of securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of Amana Mutual Funds Trust,

We have audited the accompanying statements of assets and liabilities of Amana Income Fund and Amana Growth Fund, each a series of shares of the Amana Mutual Funds Trust, including the schedules of investments, as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 7, 2006

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report	May 31, 2006	19

Annual Report, May 31, 2006
Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Fund portfolios and handles daily operations under supervision of the Board of Trustees.	Investment Adviser and Administrator	Saturna Capital Corporation
	Custodian	National City Bank of Indiana
	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
	Legal Counsel	Kirkpatrick & Lockhart Nicholson Graham LLP Washington, DC
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1300 N. State Street
Bellingham, WA 98225-4730
1-800/SATURNA
(1-800/728-8762)
Daily prices at 1-888/73AMANA
www.amanafunds.com

This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

(Graphic omitted)

Code Of Ethics

Registrant has adopted a code of ethics, which is posted on the adviser’s Internet website at www.saturna.com. Minor changes to conformthe code to new SEC requirements for investment advisers were made in the last year. The registrant has also undertaken to provide to any person without charge, upon request, a copy of such code of ethics. Requests may be made via internet or telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Samir Salah, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2005 and 2006, the aggregate audit fees billed for professional services rendered by the principal accountant was $23,400 and $25,000, respectively.

(b) Audit-Related Fees
For the fiscal years ending May 31, 2005 and 2006, the aggregate audit-related fees were $19,900 and $21,000, respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending May 31, 2005 and 2006, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $3,500 and $4,000 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2005 and 2006.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees
For the fiscal years ending May 31, 2005 and 2006, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $3,500 and $4,000 respectively. For the fiscal years ending June 30, 2005 and 2005, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiary), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

Submission of Matters to a Vote of Security Holders

Not applicable.

Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 16, 2006, Mr.Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

Exhibits

Exhibits included with this filing:
(a) Code of Ethics.
(b) Certifications.

(1) Nicholas Kaiser, President, Amana Mutual Funds Trust
(2) Christopher Fankhauser, Treasurer, Amana Mutual Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
President
July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
President
July 27, 2006

By:
/s/ Christopher Fankhauser
Treasurer
July 27, 2006